EXHIBIT 10.19

                                   INDUSTRIAL
                                 LEASE AGREEMENT
                               730 COCHRANE DRIVE
                                MARKHAM, ONTARIO

                                     BETWEEN

                           PENREAL PROPERTY FUND LTD.
                                 (THE LANDLORD)

                                       AND

                          SAVILLE SYSTEMS CANADA, LTD.
                                  (THE TENANT)








Lease Commencement: July 1, 1997

                                TABLE OF CONTENTS


ARTICLE  DESCRIPTION
         1.   DEFINITIONS
         1.1. ADDITIONAL RENT
         1.2. ALTERATIONS
         1.3. ARCHITECT
         1.4. BUILDING
         1.5. BUSINESS TAX
         1.6. CAPITAL TAX
         1.7. CHANGE OF CONTROL
         1.8. COMMENCEMENT DATE
         1.9. COMMON AREAS
         1.10. GROSS RENTABLE AREA
         1.11. GROSS RENTABLE AREA  OF THE BUILDING
         1.12. "INCLUDING" AND "INCLUDES
         1.13. INDEMNIFIER
         1.14. LANDS
         1.15. LEASEHOLD IMPROVEMENTS
         1.16. MORTGAGE
         1.17. MORTGAGEE
         1.18. NET RENT
         1.19. OFFER TO LEASE
         1.20. OPERATING COSTS
         1.21. PERSON
         1.22. PREMISES
         1.23. PROPERTY
         1.24. PROPORTIONATE SHARE
         1.25. RENT
         1.26. RENTAL YEAR
         1.27. RULES AND REGULATIONS
         1.28. SALES TAX
         1.29. STRUCTURAL REPAIRS
         1.30. TAXES
         1.31. TENANT
         1.32. TERM
         1.33. TRANSFER
         1.34. TRANSFEREE

         2. TERM AND USE
         2.1. GRANT AND PREMISES
         2.2. TERM
         2.3. CONSTRUCTION OF PREMISES
         2.4. USE
         2.5. TENANT'S COVENANTS AS TO USE AND OCCUPANCY
         2.6. ENVIRONMENTAL

         3.  RENT
         3.1. COVENANT TO PAY
         3.2. NET RENT
         3.3. ADDITIONAL RENT
         3.4. RENTAL DEPOSIT
         3.5. SECURITY DEPOSIT
         3.6. PAYMENT OF TAXES AND OPERATING COSTS
         3.7. RENT & ADDITIONAL RENT PAST DUE
         3.8. NET LEASE
         3.9. UTILITIES
         3.10. HEATING, VENTILATING AND (IF APPLICABLE) AIR-CONDITIONING UNITS

         4. MAINTENANCE, REPAIRS AND COMMON AREAS
         4.1. TENANT'S OBLIGATIONS
         4.2. LANDLORD'S OBLIGATIONS
         4.3. APPROVAL OF TENANT'S ALTERATIONS
         4.4. REPAIR WHERE TENANT AT FAULT
         4.5. REMOVAL OF IMPROVEMENTS AND FIXTURES
         4.6. LIENS
         4.7. NOTICE BY TENANT
         4.8. NO LANDLORD'S LIABILITY

         5. CONTROL OF PROPERTY BY LANDLORD
         5.1. ALTERATIONS BY LANDLORD
         5.2. RIGHT OF EXAMINATION
         5.3. RIGHT TO SHOW PREMISES
         5.4. ENTRY NOT FORFEITURE
         5.5. MAINTENANCE SCHEDULE

         6. INSURANCE AND INDEMNITY
         6.1. TENANT'S INSURANCE
         6.2. LANDLORD'S INSURANCE
         6.3. INDEMNIFICATION OF THE LANDLORD
         6.4. LOSS OR DAMAGE
         6.5. INCREASE IN INSURANCE PREMIUMS
         6.6. CANCELLATION OF INSURANCE

         7. ASSIGNMENT AND SUBLETTING
         7.1. TRANSFERS
         7.2. LANDLORD'S RIGHT TO TERMINATE
         7.3. CONDITIONS OF TRANSFER
         7.4. CHANGE OF CONTROL
         7.5. NO ADVERTISING
         7.6. ASSIGNMENT BY THE LANDLORD
         7.7. PERMITTED TRANSFERS

         8. DAMAGE, DESTRUCTION AND EXPROPRIATION
         8.1. LANDLORD'S OPTION
         8.2. DAMAGE To PREMISES
         8.3. LANDLORD'S PLANS
         8.4. ARCHITECT'S CERTIFICATE

         9.  DEFAULT
         9.1. DEFAULT AND REMEDIES
         9.2. DISTRESS
         9.3. COSTS
         9.4. ALLOCATION OF PAYMENTS
         9.5. SURVIVAL OF OBLIGATIONS
         9.6. ADDITIONAL RENT DEEMED RENT
         9.7. LANDLORD'S RIGHT To PERFORM

         10.  STATUS STATEMENT; ATTORNMENT AND SUBORDINATION
         10.1. STATUS STATEMENT
         10.2. SUBORDINATION
         10.3. ATTORNMENT
         10.4. EXECUTION OF DOCUMENTS

         11. GENERAL PROVISIONS
         11.1. QUIET ENJOYMENT
         11.2. RULES AND REGULATIONS
         11.3. DELAY
         11.4. OVERHOLDING
         11.5. WAIVER
         11.6. REGISTRATION
         11.7. NOTICES
         11.8. SUCCESSORS & ASSIGNS
         11.9. JOINT AND SEVERAL LIABILITY
         11.10.CONSENT
         11.11.SIGNS
         11.12.ACCORD AND SATISFACTION
         11.13.OCCUPANCY PERMIT
         11.14.SCHEDULES
         11.15.ENTIRE AGREEMENT

SCHEDULE "A"      LEGAL DESCRIPTION AND SITE PLAN
SCHEDULE "B"      RULES AND REGULATIONS
SCHEDULE "C"      SPECIAL PROVISIONS

                                   INDUSTRIAL
                                 LEASE AGREEMENT
                               730 COCHRANE DRIVE

THIS LEASE is dated the 13th day of June, 1997.

BETWEEN: PENREAL PROPERTY FUND LTD. (HEREINAFTER CALLED
                                     THE "LANDLORD")

                  c/o Penreal Advisors Ltd.
                  10 Carlson Court, Suite 500
                  Etobicoke, Ontario
                  M9W 6L2

                  OF THE FIRST PART

AND:     SAVILLE SYSTEMS CANADA, LTD.  (HEREINAFTER CALLED
                                        THE "TENANT")
                  730 Cochrane Drive
                  Unit 2
                  Markham, Ontario
                  L3R 8E1

                  OF THE SECOND PART

                                    ARTICLE 1

1.      DEFINITIONS

In this lease and in the schedules attached to this lease:

1.1.     ADDITIONAL RENT

"Additional Rent" means all sums of money required to be paid by the Tenant under this lease (except Net Rent).

1.2.     ALTERATIONS

"Alterations" means all repairs, replacements, alterations or additions to the Premises by or on behalf of the Tenant which are made after the completion of the initial Leasehold Improvements, being that work which is required to be completed to make the Premises ready for the initial use and occupancy of the Tenant, which work is scheduled to be completed on or about January, 1998 ("Initial Leasehold Improvements").

1.3.     ARCHITECT

"Architect" means the accredited, independent architect from time to time named by the Landlord.

1.4.     BUILDING

"Building" means the industrial building located on the Lands and municipally known as:

         730 COCHRANE DRIVE                     (HEREINAFTER CALLED
                                                 THE "BUILDING")
         Markham, Ontario

1.5.     BUSINESS TAX

"Business Tax" means all business taxes attributable to the business of the Tenant or any other occupant of the Premises.

1.6.     CAPITAL TAX

"Capital Tax" means the amount imputed by the Landlord to the Property for taxes, rates, duties and assessments imposed from time to time upon the Landlord and payable by the Landlord on account of the capital invested in the Property.

1.7.     CHANGE OF CONTROL

"Change of Control" means, in the case of any corporation or partnership, the change in the effective control of such corporation or partnership unless such change occurs as a result of trading in the shares of a corporation listed on a recognized stock exchange in Canada or the United States.

1.8.     COMMENCEMENT DATE

"Commencement Date" means the commencement of the Term under Section 2.2.

1.9.     COMMON AREAS

"Common Areas" means those areas, facilities, and improvements designated from time to time by the Landlord for the common use of all tenants.

1.10.    GROSS RENTABLE AREA

"Gross Rentable Area" means, with respect to rentable premises in the Building, the area in square feet of all space in such premises, and measured from the exterior face of all exterior walls, doors and windows, to the centre line of partitions separating rentable premises from each other and to the outside of partitions separating rentable premises from interior enclosed corridors in the Building (if any). Such area of rentable premises shall include all areas such as enclosed vestibules and enclosed or roofed shipping and receiving areas, whether or not recessed within the boundary line of exterior walls and a proportionate share of any interior Common Areas, as well as any mezzanine or second floor space.

1.11.    GROSS RENTABLE AREA OF THE BUILDING

"Gross Rentable Area of the Building" means the sum of the aggregate Gross Rentable Area of all premises in the Building which are leased or designated for lease.

1.12.    "INCLUDING" AND "INCLUDES"

"Including" and "includes" means, where the context permits, "including, without limitation" and "includes, without limitation", respectively.

1.13.    INDEMNIFIER

"Indemnifier" means the Person, if any, who has executed or agreed to execute an Indemnity Agreement.

1.14.    LANDS

"Lands" means the lands situated in Markham, in the Province of Ontario, on which the Building is located, as more particularly described in Schedule "A", as such lands may be expanded or reduced from time to time.

1.15.    LEASEHOLD IMPROVEMENTS

"Leasehold Improvements" means leasehold improvements in the Premises determined according to common law.

1.16.    MORTGAGE

"Mortgage" means an encumbrance given by the Landlord against the Landlord's interest in the Lands or Property.

1.17.    MORTGAGEE

"Mortgagee" means the holder of, or secured party under, any Mortgage.

1.18.    NET RENT

"Net Rent" means the annual rent payable by the Tenant under Section 3.2.

1.19.    OFFER TO LEASE

"Offer to Lease" means the agreement between the Landlord and Tenant with respect to the Premises, dated the 13th day of May, 1997, as amended by agreements dated May 30, 1997, June 9, 1997 and June 12, 1997.

1.20.    OPERATING COSTS

"Operating Costs" means the total of all costs paid or payable by the Landlord or by others in maintaining, operating and managing the Property, calculated as if the Building were 100% occupied by tenants during the Term including, without limitation and without duplication, the aggregate of:

(a)      the total annual costs of insurance carried in respect of the Property;

(b) cleaning, snow removal from the Common Areas, garbage and waste collection and disposal, landscaping and parking areas and janitorial service, if required;

(c) lighting, electricity and public utilities servicing the Common Areas and all utilities not separately metered to tenants;

(d) policing, security and supervision, accounting, auditing and related expenses;

(e) amounts paid to third parties and salaries of personnel employed to maintain the Lands and operate and maintain the Building, including contributions and premiums for fringe benefits, unemployment insurance, and workers' compensation insurance, pension plan contributions and uniforms;

(f) the cost of equipment and signs, including Building directory board and identification and the repair and maintenance thereof,

(g) the cost of building supplies and materials used by the Landlord in the maintenance and repair of the Common Areas;

(h) all repairs and replacements to and maintenance and operation of the Building and Common Areas, including the Heating, Ventilating and Air-Conditioning System ("HVAC"), where applicable, preventative maintenance and inspection, engineering, service contracts, legal and consulting services and all repairs and/or replacements relating to the elevators, if any, located in the Building;

(i) depreciation or amortization of the costs, including repair and replacement of the maintenance, cleaning and operating equipment and facilities, roof, HVAC, master utility meters and all other fixtures, equipment and facilities that are part of Common Areas unless they are charged fully in the Rental Year in which they are incurred, all in accordance with generally accepted accounting principles;

(j) interest calculated at 2% above the prime rate, announced by the Landlord's bank, upon the undepreciated or unamortized part of the costs referred to in (i) above;

(k)      Capital Tax;

(l) all costs incurred in contesting or appealing Taxes or related assessments, including legal, appraisal and other professional fees, administration and overhead costs; and

(m) a management fee equal to 4% of the net rent and additional rent to the Landlord, or at the Landlord's option 15% of additional Rent (Realty Taxes plus Operating Costs)

To the extent that any Operating Costs should be allocated, in the reasonable opinion of the Landlord, to a particular tenant or group of tenants, the Landlord may so allocate and the Tenant will pay those costs, as so allocated.

Operating Costs shall not include:

(a) All amounts which otherwise would be included in Operating Costs which are recovered by the Landlord from tenants as a result of any act, omission, default or negligence of such tenants;

(b)      Such of the Operating Costs as are recovered from insurance proceeds;

(c)      Interest on debt and capital retirement of debt;

(d)      Tenant  inducement  payments,   leasehold  improvement  allowances  and
         rent-free periods, if any, granted to the tenants of the Building; and

(e) Brokerage fees and commissions and other similar costs incurred by the Landlord in leasing premises in the Building.

The Landlord warrants and represents that Additional Rent for the calendar year 1997 is estimated to be $2.30 per square foot of the Gross Rentable Area of the Premises.

1.21.    PERSON

"Person" means any person, firm, partnership or corporation, or any group or combination of persons, firms, partnerships or corporations.

1.22.    PREMISES

"Premises" means the premises leased to the Tenant under Section 2. 1.

1.23.    PROPERTY

"Property" means the Lands and Building.

1.24.    PROPORTIONATE SHARE

"Proportionate Share" means a fraction which has as its numerator the Gross Rentable Area of the Premises and as its denominator the Gross Rentable Area of the Building.

1.25.    RENT

"Rent" means the aggregate of Net Rent and Additional Rent.

1.26.    RENTAL YEAR

"Rental Year" means a period of 12 consecutive full calendar months, the first Rental Year beginning on the Commencement Date if such date is the first day of a calendar month; if not, then the first Rental Year shall commence upon the first day of the calendar month next following the month in which the Commencement Date occurs. Each succeeding Rental Year shall commence upon the anniversary date of the first Rental Year.

1.27.    RULES AND REGULATIONS

"Rules and Regulations" means the rules and regulations under Section 11.2.

1.28.    SALES TAX

"Sales Tax" means any sales tax, goods and services tax, value added tax, or any other tax imposed on the Landlord with respect to Rent, or in respect of the rental of the Premises, whether characterized as a sales tax, goods and services tax, value added tax, business transfer tax or otherwise.

1.29.    STRUCTURAL REPAIRS

"Structural Repairs" means repairs to the foundation, wall and roof support columns, roof joists and the roof deck of the Building.

1.30.    TAXES

"Taxes" means all taxes, levies, charges, school and local improvement rates and assessments whatsoever (including municipal and other property taxes) assessed or charged against the Property or any part of it (including Common Areas) or against the Landlord on account of its ownership of the Property by any lawful taxing authority and including any amounts assessed or charged in substitution for or in lieu of any such taxes, but excluding only such taxes as capital gains taxes, corporate, income, profit or excess profit taxes to the extent such taxes are not levied in lieu of any of the foregoing against the Property or the Landlord in respect thereof. Taxes shall in every instance be calculated on the basis of the Building being assessed as fully leased and operational.

1.31.    TENANT

"Tenant" includes every Person mentioned as Tenant in this lease.

1.32.    TERM

"Term" means the term of this lease under Section 2.2 and all renewals and extensions.

1.33.    TRANSFER

"Transfer" means an assignment of this lease or a sublease of any part of the Premises; any transaction whereby the rights of the Tenant are transferred or by which any right of use of any part of the Premises is conferred upon anyone; any encumbrance of this lease or other arrangement under which either this lease or the Premises become security; and includes any transaction whatsoever (including expropriation, receivership proceedings, seizure by legal process and transfer by operation of law), which has changed the identity of the Person having lawful use of any part of the Premises.

1.34.    TRANSFEREE

"Transferee" means the Person to whom a Transfer is or is to be made.

                                    ARTICLE 2

2.       TERM AND USE

2.1.     GRANT AND PREMISES

The Landlord leases the Premises to the Tenant for the Term. The Premises are shown outlined on the site plan attached as Schedule "A" and are presently known as 730 COCHRANE DRIVE Unit No. 2 of the Building. The Gross Rentable Area of the Premises is approximately 14,400 square feet.

2.2.     TERM

The Term of this lease is 8 years commencing on July 1, 1997 and expiring on June 30, 2005.

2.3.     CONSTRUCTION OF PREMISES

The provisions of the Offer to Lease relating to construction of the Premises, specifically, paragraphs 6, 7, 9 and 15 of the Offer to Lease shall remain in effect and shall not merge upon execution of this lease.

2.4.     USE

The Tenant shall use and occupy the Premises only for general offices and as a data centre and for no other purpose. The Tenant, shall comply with all laws, rules and regulations of authorities and with any certificate of occupancy. The Tenant shall not use or permit to be used any part of the Premises for any dangerous, noxious, or offensive business and will not cause or maintain any nuisance in the Premises and no machinery shall be used on the Premises which shall cause any undue vibration in the Premises, and if the Landlord shall complain that any machinery or operation thereof in the Premises is a nuisance, the Tenant will immediately cease such nuisance. The Tenant has satisfied itself that the contemplated use of the Premises complies with all relevant governmental authorities.

2.5.     TENANT'S COVENANTS AS TO USE AND OCCUPANCY

The Tenant shall, at its cost, comply with all provisions of law including, without limiting the generality of the foregoing, the requirements of all governmental laws, by-laws or regulations now or hereafter in force (whether or not same shall require alterations). The Tenant will further comply with all police, fire, health and sanitary regulations imposed by any governmental authorities or made by any insurers.

2.6.     ENVIRONMENTAL

(a) The Tenant will not bring upon, permit or use any substance, defined or designated as a hazardous or toxic waste, hazardous or toxic material, a hazardous, toxic or radioactive substance or other similar term, by any applicable governmental law, regulation, by-law or ordinance now or hereafter in effect, or any substance or material, the use or disposition of which is regulated by any such law, regulation, by-law or ordinance (hereinafter called "Toxic Materials") in, on or under the Premises or the Lands and the Tenant will promptly comply with all laws, by-laws and ordinances, and with all orders, decrees or judgements of governmental authorities or courts having jurisdiction, relating to the use, collection, storage, treatment, control, removal or clean up of Toxic Materials in, on, under the Premises or the Lands if the Premises or the Lands become contaminated with Toxic Materials as a result of operations or activities on the Premises or the Lands or incorporated in any Leasehold Improvements. The Landlord may, enter upon the Premises and take such actions and incur such costs to effect such compliance as it deems advisable and the Tenant shall reimburse the Landlord on demand for the full amount of all costs incurred in connection with such compliance.

(b) Indemnity: The Tenant shall indemnify and save harmless the Landlord, its directors, employees, officers, shareholders and any other Person for whom it is or they are in law responsible, from and against all losses, costs, damages, liabilities, expenses, fees, fines, penalties and charges whatsoever incurred with respect to or as a result of any breach by the Tenant of its covenant aforesaid or otherwise arising out of the use made of the Premises by the Tenant or any other occupant thereof. The liability of the Tenant shall not be affected by or limited to contaminants within the knowledge or control of the Tenant and the Tenant's liability shall extend to all contaminants on or in the Premises, Building or Lands created during the Term, no matter how caused, except those created or caused by the Landlord or those for whom it is in law responsible. The foregoing obligations of indemnification and all of the other obligations of the Tenant under this Section 2.6 shall survive the expiration or early termination of this lease and shall remain in full force and effect until complied with. Failure by the Tenant to comply with its obligations under this
Section 2.6 shall constitute a default under this lease. If the Tenant fails to comply with any of its obligations under this Section 2.6, the Landlord may (but shall not be obliged to) comply with same at the Tenant's sole cost and the Tenant shall pay such cost, together with an additional sum of 15% of such cost for the Landlord's overhead, to the Landlord forthwith on demand.

                                    ARTICLE 3

3.       RENT

3.1.     COVENANT TO PAY

(a) The Tenant shall pay Rent from the Commencement Date without prior demand and without any deduction, abatement, set-off or compensation. If the first or last Rental Year of the Term comprises less than 12 calendar months, then Net Rent and Additional Rent for such Rental Years shall be prorated on a per diem basis, based upon a period of 365 days. The Tenant shall deliver post-dated cheques to the Landlord prior to each Rental Year for Net Rent and estimated Additional Rent as required by the Landlord.

(b) Notwithstanding anything contained in the foregoing to the contrary, the Tenant shall not be required to submit post-dated cheques to the Landlord unless it shall be late with the payment of Rent on two occasions during the Term. Upon the second late payment of Rent the Tenant shall forthwith deliver to the Landlord post-dated cheques for the remaining months of that year and, thereafter, the Tenant shall deliver post-dated cheques to the Landlord in accordance with Section 3. 1 (a).

3.2.     NET RENT

The Tenant shall pay Net Rent for each year of the Term as set out below, which shall be payable in each year of the Term in equal monthly instalments in advance on the first day of each calendar month of each year of the Term:


    RENTAL PERIOD        ANNUAL RENTAL    MONTHLY RENTAL    RATE PER SQ.FT.
    July 1, 1997 to        $68,400.00        $5,700.00           $4.75
    November 30, 2000
    December 1, 2000 to    $97,200.00        $8,100.00           $6.75
    June 30, 2002
    July 1, 2002 to       $104,400.00        $8,700.00           $7.25
    June 30, 2005


3.3.     ADDITIONAL RENT

Except as otherwise provided in this lease, all Additional Rent shall be payable by the Tenant to the Landlord within 5 business days after receipt of demand by the Tenant.

3.4.     RENTAL DEPOSIT

The Landlord acknowledges receipt of a cheque in the amount of $9,052.20 from the Tenant, to be applied as a deposit against Rent accruing due in the first month of the Term.

3.5.     SECURITY DEPOSIT

The Tenant shall deposit with the Landlord on the execution of this lease a security deposit (the "Security") in the amount of $10,670.04, to be held by the Landlord, without interest. as security for the performance by the Tenant of the terms of this lease. In the event of default by the Tenant under this lease, the Landlord may at its option, without prejudice to any of its other rights, apply all or part of the Security to compensate it for any loss as a result of such default. If all or any part of the Security is so applied, the Tenant shall, on demand, restore the Security to its original amount. On termination of this lease, if the Tenant is not then in default, the Security will be returned to the Tenant. If the Landlord sells its interest in the Premises, it may deliver the Security to the purchaser, and the Landlord will be released from any further liability with respect to the Security or its return to the Tenant.

3.6.     PAYMENT OF TAXES AND OPERATING COSTS

(a) The Tenant shall pay to the Landlord the Tenant's Proportionate Share of Operating Costs.

(b) The Tenant shall pay to the Landlord, when due, all Taxes in respect of the Premises, including any Taxes charged in respect of any Common Areas. In addition, the Tenant shall pay its Proportionate Share of Taxes, if any, separately charged against Common Areas. The Tenant's obligation to pay Taxes in respect of the Premises shall be determined on the basis of a separate bill, if available. If the relevant taxing authority does not issue a separate bill for Taxes in connection with the Premises, then the Tenant's obligation in respect of Taxes shall be computed by applying the relevant tax rate to a separate assessment of the Premises, if any. If there is neither a separate bill for Taxes for the Premises nor a separate assessment of the Premises, then Taxes charged in respect of the Premises shall be determined by the Landlord, acting reasonably, on the basis of then current established principles of assessment used by the relevant assessing authorities.

(c) Notwithstanding any other provision of this lease, if Taxes in respect of the Building, Lands or Premises shall be increased by reason of any installations made in or alterations made to the Premises, the Tenant shall pay the entire amount of such increase. If the Tenant designates that Taxes shall go to support separate schools, the Tenant shall pay to the Landlord the difference between the rate for separate and public schools as Additional Rent, forthwith upon presentation of an invoice therefor, in addition to the amounts otherwise payable by the Tenant hereunder.

(d) The Tenant shall pay when due all Business Tax and Sales Tax. Sales Tax shall be deemed to be a tax and not Additional Rent, but the Landlord shall have the same remedies as it has in respect of a default in the payment of Additional Rent,

(e) The Landlord may, on prior notice to the Tenant and at the Tenant's cost, contest any Taxes and appeal any Tax assessments; withdraw any such contest or appeal; and agree with the taxing authorities on any settlement or compromise with respect to Taxes. The Tenant will co-operate with the Landlord in respect of any such contest or appeal and will provide the Landlord with all relevant information, documents and consents required. The Tenant will not contest any Taxes.

(f) The Tenant shall have the right and privilege of appealing assessments or applying for a reduction of any Taxes, provided that it shall first either pay the Taxes under protest, or, if such payment is not required by law or can be withheld without subjecting the Premises to sale or forfeiture proceedings or without resulting in a default under or breach of any Mortgage, either (i) furnish to the Landlord satisfactory security for the payment of the Taxes by bond, irrevocable bank letter of credit or otherwise in case of failure of such appeal or application, or (ii) provide the Landlord with evidence reasonably satisfactory to the Landlord of the Tenant's ability to pay the amount of the Taxes under protest, together with any interest, penalties or other changes payable in connection therewith. The Tenant may take such action in its own name, or, if required and upon giving the Landlord satisfactory indemnity in respect of such action and all costs relating thereto, in the name of the Landlord, and the Landlord agrees to join in such proceedings, sign such documents and otherwise co-operate in such proceedings as reasonably requested by the Tenant, all at the cost and expense of the Tenant. The Tenant shall diligently prosecute any such appeal, application or proceedings and shall immediately after the final determination of such appeal, application or proceedings, pay the amount of the Taxes which were the subject of such proceedings as so determined, as and when they become due and payable, together with any interest, penalties or other charges which are payable in connection with the Taxes.

(g) The amount of Taxes and Operating Costs payable to the Landlord may be estimated by the Landlord for such period (not to exceed 12 months) as the Landlord determines from time to time, and the Tenant agrees to pay to the Landlord the amounts so estimated in equal instalments in advance on the first day of each month during such period. Notwithstanding the foregoing, the Landlord may charge the Tenant for Taxes over 9 months and when bills for all or any portion of such amounts are received, the Landlord may bill the Tenant for the Tenant's Proportionate Share thereof and the Tenant shall pay the Landlord such amounts so billed after crediting against such amount any monthly payments of estimated Taxes and Operating Costs previously made by the Tenant.

(h) Within a reasonable period of time after the end of the period for which estimated payments have been made, the Landlord shall submit to the Tenant a statement setting forth the actual amounts payable by the Tenant on account of Taxes and Operating Costs, with adjustments (if any) to be made forthwith.

3.7.     RENT & ADDITIONAL RENT PAST DUE

If the Tenant fails to pay, when the same is due and payable, any Rent, such unpaid amount shall bear interest from the due date thereof to the date of payment at 18% per annum.

3.8.     NET LEASE

This lease is a completely carefree net lease to the Landlord, except as expressly set out in this lease, The Landlord is not responsible for any expenses of any nature arising from or relating to the Premises or their use or occupancy, or their contents or the business carried on therein. The Tenant shall pay all charges of every nature and kind relating to the Premises except as expressly set out in this lease.

3.9.     UTILITIES

The Tenant shall pay to the Landlord, or as it directs, all gas, electricity, water, steam and other utility charges applicable to the Premises as separately metered (which meters the Tenant shall pay for) or on the basis of the Tenant's Proportionate Share. The Landlord shall be entitled to allocate to the Premises an additional charge, as determined by the Landlord's engineer, for any excess supply of utilities to the Premises. Charges for utilities shall be payable in equal instalments in advance on the first day of each month.

3.10.   HEATING, VENTILATING AND (IF APPLICABLE) AIR-CONDITIONING UNITS

The Landlord warrants that the heating and air-conditioning (if any) units located in the Premises (the "Units") will be in good working order on the Commencement Date. The Tenant shall 30 days prior to the expiration of the Term provide the Landlord with a certificate from a recognized, reputable heating and air-conditioning contractor approved by the Landlord, stating that the Units are in good working order, reasonable wear and tear only excepted. If such certificate is not provided, the Landlord may use the Security towards payment for any repairs necessary to put the Units into good working order. The Tenant shall, throughout the Term, at its cost, keep in force a maintenance contract for the Units with a heating and air-conditioning contractor acceptable to the Landlord and the Tenant shall produce a copy of such contract to the Landlord within 30 days of the Commencement Date. Notwithstanding the foregoing the Landlord may, at its option, take out any such preventative maintenance contract, in which case the Tenant shall pay, as Additional Rent all costs incurred by the Landlord.

                                    ARTICLE 4

4.       MAINTENANCE, REPAIRS AND COMMON AREAS

4.1.     TENANT'S OBLIGATIONS

The Tenant covenants that at its cost:

(a) it shall repair, maintain and keep the Premises (including, without limitation Leasehold Improvements, the Units and all plate glass) in good condition and repair and in accordance with all laws, directions, rules and regulations of all governmental agencies having jurisdiction and without limitation, will make all repairs and replacements to all of the Premises, including replacement to all equipment and base building facilities and all Structural Repairs unless specifically excepted herein. For greater clarity, it is understood and agreed by the parties that any Structural Repairs shall be performed by the Landlord at the Tenant's sole cost and expense. The Tenant covenants to heat the Premises to a temperature sufficient to prevent all pipes, plumbing fixtures and equipment from bursting or suffering damage;

(b) it shall keep all entrance-ways and all steps and platforms leading thereto and the Lands clear of all snow, ice and debris;

(c) it shall repair the Premises according to notice in writing from the Landlord; and

(d) upon the expiration or earlier termination of the Term, the Tenant will peaceably surrender and deliver up the Premises to the Landlord in a good state of repair and maintenance, excepting only reasonable wear and tear not inconsistent with the maintenance of the Building.

4.2.     LANDLORD'S OBLIGATIONS

The Landlord covenants that it will at its cost make:

(a) structural repairs to the Premises, including roof, walls and floors caused by or resulting from inherent structural defects or weaknesses; and

(b) repairs to be performed by the Landlord pursuant to Section 8.2 to the extent of the insurance proceeds available.

The Landlord will perform any structural repairs required to be performed by it under the terms of this lease upon written notice from the Tenant. Such repairs shall be commenced promptly by the Landlord, acting as would a prudent landlord, and the Landlord shall act diligently to minimize disruption to the Tenant's operation of the Premises.

4.3.     APPROVAL OF TENANT'S ALTERATIONS

(a) No Alterations shall be made to the Premises without the Landlord's prior written approval, such approval not to be unreasonably withheld or delayed. All Alterations shall be performed:

          (i)  by contractors and workmen approved by the Landlord;
          (ii) in a good and  workmanlike manner;
          (iii)in accordance with drawings and specifications approved by the Landlord;
          (iv) in accordance  with all applicable laws and regulations; and
          (v) subject to such indemnification against liens as the Landlord reasonably requires.

         The Landlord's reasonable cost of supervising all such work and to have such plans and specifications reviewed by the Architect shall be paid by the Tenant.

(b) If any Alterations affect the structure of the Building or any of the base building systems, such work shall at the option of the Landlord be performed by the Landlord at the Tenant's cost as per (a) above, together with a sum equal to 15% of said cost representing the Landlord's overhead.

(c) The Tenant shall not place anything on or make any openings in the roof without the prior written consent of the Landlord, which consent may be withheld or given on such terms as the Landlord may determine. On termination of this lease, the Tenant shall repair any damage caused to the Building as a result of having placed anything on or having made openings in or having attached anything to the roof and shall restore the roof to its former condition, all to the satisfaction of the Landlord.

4.4.     REPAIR WHERE TENANT AT FAULT

Notwithstanding any other provisions of this lease, if the Building or any part thereof is damaged as a result of the act or omission of the Tenant or those for whom it is in law responsible, the cost of the resulting repairs, plus a sum equal to 15% of such cost representing the Landlord's overhead if such resulting repairs are performed by or on behalf of the Landlord, shall be paid by the Tenant to the Landlord.

4.5.     REMOVAL OF IMPROVEMENTS AND FIXTURES

All Leasehold Improvements shall immediately upon their placement become the Landlord's property without compensation to the Tenant. Except as otherwise agreed by the Landlord in writing, no Leasehold Improvements or trade fixtures of the Tenant shall be removed from the Premises either during or at the expiration or sooner termination of the Term except that:

(a) the Tenant may, during the Term, in the usual course of its business, remove its trade fixtures in order to replace or upgrade them, provided that the Tenant is not in default under this lease, and

(b) the Tenant shall, at the expiration or earlier termination of the Term, at its cost, remove all of its trade fixtures and such of the Leasehold Improvements as the Landlord shall require to be removed, and to restore the Premises to the condition in which they existed as at the Commencement Date, to the extent required by the Landlord. The Tenant shall at its cost repair any damage caused to the Building by such removal. If the Tenant does not remove its trade fixtures as aforesaid, they shall, at the option of the Landlord, become its property and may be removed and disposed of by the Landlord in such manner as it deems advisable.

4.6.     LIENS

The Tenant shall promptly pay for all materials supplied and work done in respect of the Premises so as to ensure that no lien is registered against the Lands. The Tenant shall discharge any lien within 5 business days from the Landlord's notice, failing which the Landlord may at its option discharge the same, with all costs, including solicitor's fees (on a solicitor/client basis) incurred by the Landlord to be paid by the Tenant to the Landlord within 5 business days after demand.

4.7.     NOTICE BY TENANT

The Tenant shall notify the Landlord of any damage in any part of the Premises or the Property, which comes to the attention of the Tenant.

4.8.     NO LANDLORD'S LIABILITY

The Landlord is not liable for any damage caused to the Tenant by reason of failure of any equipment or facilities serving the Building or the Property, interruption or discontinuance of any utility services or delays in the performance of any work for which the Landlord is responsible. Upon reasonable prior notice to the Tenant except in the case of an emergency when no notice shall be required, the Landlord may stop, interrupt or reduce any services, systems or utilities provided to, or serving, the Building or the Premises, for the purpose of performing repairs, alterations or maintenance or to comply with laws or regulations or binding requirements of its insurers or for causes beyond the Landlord's reasonable control or as a result of the Landlord exercising any rights reserved to it pursuant to this lease. The Landlord shall not be in breach of its covenant for quiet enjoyment or liable for any loss, costs or damages, whether direct or indirect, incurred by the Tenant due to any of the foregoing, but the Landlord shall use reasonable efforts to restore the services, utilities or systems so stopped, interrupted or reduced as soon as is reasonably possible.

                                    ARTICLE 5

5.      CONTROL OF PROPERTY BY LANDLORD

5.1     ALTERATIONS BY LANDLORD

         The Landlord may:

         (a) alter, add to, subtract from, construct improvements to, re-arrange, build additional storeys on and construct additional facilities in, adjoining or proximate to the Property;
         (b) relocate the facilities and improvements in or comprising the Property or erected on the Lands;
         (c) do such things on or in the Property as required to comply with any laws, by-laws, regulations,orders or directives affecting the Lands or any part of the Property; and
         (d) do such other things on or in the Property as the Landlord, in the use of good business judgment determines to be advisable,

provided that notwithstanding anything contained in this Section 5.1 access to the Premises shall be available at all times. The Landlord shall not be in breach of its covenant for quiet enjoyment or liable for any loss, costs or damages, whether direct or indirect, incurred by the Tenant due to any of the foregoing. The Landlord shall exercise its rights under this Section 5.1, to the extent possible in the circumstances, in such manner so as to minimize interference with the Tenant's use and enjoyment of the Premises.

5.2.     RIGHT OF EXAMINATION

The Landlord may at all reasonable times enter the Premises to examine them and to make such repairs, alterations or improvements thereto as the Landlord considers necessary. The Landlord reserves to itself the right to use the exterior walls, the roof, and the right to install, maintain, use and repair pipes, ducts, conduits, vents, wires and other installations leading in, through, over, or under the Premises and for this purpose, the Landlord may take all material into and upon the Premises which is required therefor. The Tenant shall not unduly obstruct any pipes, conduits or mechanical or other electrical equipment so as to prevent reasonable access thereto. The Landlord shall exercise its rights under this Section 5.2, to the extent possible in the circumstances, in such manner so as to minimize interference with the Tenant's use and enjoyment of the Premises.

5.3.     RIGHT TO SHOW PREMISES

The Landlord and its agents have the right to enter the Premises at all reasonable times on reasonable prior notice to show the Premises to prospective purchasers or Mortgagees and, during the last six months of the Term (or the last six months of any renewal term if this lease is renewed), to show them to prospective tenants. The Tenant may provide a representative to accompany the Landlord when showing the Premises as aforesaid.

5.4.     ENTRY NOT FORFEITURE

No entry into the Premises by the Landlord pursuant to a right granted by this lease shall constitute a breach of any covenant for quiet enjoyment, or (except where expressed by the Landlord in writing or otherwise intended) shall constitute a re-entry or forfeiture.

5.5.     MAINTENANCE SCHEDULE

As soon as reasonably possible after execution of this lease, the Tenant shall provide the Landlord with a schedule ("Schedule") indicating times during which the Landlord would be able to conduct maintenance and/or stop services with a minimum of disturbance to the Tenant's operations in the Premises. Except in the case of an emergency, in exercising its rights under Sections 4.8, 5.1 and 5.2 the Landlord shall, to the extent reasonably possible under the circumstances, adhere to the Schedule. If, as a result of adhering to the Schedule, the Landlord incurs an additional cost for the performance of any service and/or maintenance outside of normal business hours, the Tenant shall reimburse the Landlord for such additional cost, forthwith upon demand.

                                    ARTICLE 6

6.       INSURANCE AND INDEMNITY

6.1.     TENANT'S INSURANCE

(a) The Tenant will, throughout the Term, at its cost take out and maintain, in the name of the Tenant and the Landlord and the Mortgagee as loss payee, when applicable, as their respective interests may appear, the following insurance, which will contain the Mortgagee's standard mortgage clause and will contain a waiver of any subrogation rights which the Tenant's insurers may have against the Landlord and against those for whom it is in law responsible:

     (i) insurance upon all property owned by the Tenant or for which the Tenant is legally liable, and which is located in the Premises including, without limitation, alterations, trade fixtures, and Leasehold Improvements, as well as inventory in an amount of at least 90% of the full replacement cost, with coverage against at least the perils of fire and standard extended coverage, including sprinkler leakages (where applicable), flood and collapse;
     (ii) if applicable, broad form boiler and machinery insurance on a blanket repair and replacement basis with limits for each accident in an amount of at least 90% of the full replacement cost of all boilers, pressure vessels, heating and air-conditioning equipment and miscellaneous electrical apparatus owned or operated by the Tenant or by others (other than the Landlord) on behalf of the Tenant;
     (iii)standard extra expense insurance;
     (iv) comprehensive general liability insurance, including personal injury liability, contractual liability, non-owned automobile liability, employers' liability and owners' and contractors' protective insurance coverage with respect to the Premises and the Tenant's use of the Common Areas. Such policies shall (1) be written on a comprehensive basis with inclusive limits of not less than $2,000,000.00 for bodily injury to any one or more Persons, or property damage, and such higher limits as the Landlord, acting reasonably, requires from time to time; and (2) contain a severability of interests clause and a cross liability clause;
     (v) Tenant's legal liability insurance for the actual cash value of the Premises, including loss of use thereof,
     (vi) if applicable, standard owner's form automobile policy providing third party liability insurance with $2,000,000.00 inclusive limits, and accident benefits insurance, covering all licensed vehicles owned or operated by or on behalf of the Tenant; and
     (vii) any other of insurance as the Tenant or the Landlord, acting reasonably, requires from time to time in form, in amounts and for insurance risks against which a prudent tenant would insure.

(b)      All policies:

     (i) will be taken out with insurers acceptable to the Landlord, acting reasonably;
     (ii) will be in a form satisfactory from time to time to the Landlord, acting reasonably;
     (iii) will be non-contributing with, and will apply only as primary and not as excess to any other insurance available to the Landlord or the Mortgagee; and
     (iv) will not be invalidated as respects the interests of the Landlord and of the Mortgagee by reason of any breach or violation of any warranties, representations, declarations or conditions contained in the policies. All policies will contain an undertaking by the insurers to notify the Landlord and the Mortgagee in writing by registered mail at least thirty (30) days before any material change, cancellation or termination of them.

(c) Certificates of insurance will be delivered to the Landlord before the Tenant obtains possession of the Premises for any purpose. No review or approval of any insurance certificate by the Landlord diminishes its rights or the Tenant's obligations in this lease.

(d) If the Tenant fails to take out or keep in force any required insurance or should any of that insurance not be approved by the Landlord, and should the Tenant not commence to diligently rectify (and afterwards to proceed diligently to rectify) the situation within 48 hours after notice by the Landlord, the Landlord may, without obligation, effect such insurance at the Tenant's cost and all costs of the Landlord will be immediately paid by the Tenant to the Landlord as Additional Rent, together with a fee of 15% representing the Landlord's overhead. This right is without prejudice to the other rights and remedies of the Landlord under this lease.

6.2.     LANDLORD'S INSURANCE

The Landlord will carry the following:

(a) insurance on the Building (excluding foundations and excavations) and the machinery, boilers, and equipment contained in it and owned by the Landlord (excluding any property with respect to which the Tenant or other occupants are required to insure under Section 6.1 or similar Sections) against damage by fire and extended perils coverage in those reasonable amounts and with those reasonable reductions that would be carried by a prudent owner of a reasonably similar project, having regard to size, age and location, but shall be insured for the full replacement cost;

(b) comprehensive public liability and property damage insurance with respect to the Landlord's operations in the Premises, in the Building and on the Lands, in those reasonable amounts for personal and bodily injury or death and damage to property of others; and

(c) those other forms of insurance which the Landlord considers advisable.

Despite this Section 6.2, and regardless of any contribution by the Tenant to the costs of insurance premiums, (i) the Tenant is not relieved of any liability arising from or contributed to by its negligence or its wilful acts or omissions, and (ii) no insurable interest is conferred upon the Tenant under any policies of insurance carried by the Landlord and the Tenant has no right to receive any proceeds of any such insurance policies.

6.3.     INDEMNIFICATION OF THE LANDLORD

Notwithstanding any other provision of this lease, the Tenant shall indemnify the Landlord and save it harmless from and against any and all loss (including loss of Rent), claims, actions, damages, liability and expense in connection with loss of life, personal injury, damage to property or any other loss or injury whatsoever arising from or out of this lease, or any occurrence in, upon or at the Premises, or the occupancy or use by the Tenant of the Premises or any part thereof, or occasioned wholly or in part by any act or omission of the Tenant or by anyone permitted to be on the Premises by the Tenant. If the Landlord shall, without fault on its part, be made a party to any litigation commenced by or against the Tenant, then the Tenant shall protect, indemnify and hold the Landlord harmless and shall pay all expenses and reasonable legal fees incurred (on a solicitor/client) basis or paid by the Landlord in connection with such litigation. The Tenant shall also pay all expenses and legal fees (on a solicitor/client basis) that may be incurred or paid by the Landlord in enforcing the terms of this lease, unless a court shall decide otherwise.

6.4.     LOSS OR DAMAGE

The Landlord shall not be liable for any death or injury arising from or out of any occurrence in, upon, at or relating to the Property or damage to property of the Tenant or of others located on the Premises or elsewhere in the Property, nor shall it be responsible for any loss of or damage to any property of the Tenant or others from any cause, whether or not any such death, injury, loss or damage results from the negligence of the Landlord, its agents, employees, contractors, or others for whom it may, in law, be responsible. Without limitation, the Landlord shall not be liable for any injury or damage to Persons or property resulting from any cause whatsoever. All property of the Tenant shall be so kept at the risk of the Tenant only and the Tenant releases and agrees to indemnify the Landlord and save it harmless from any claims arising out of any damage to the same, including any subrogation claims by the Tenant's insurers.

6.5.     INCREASE IN INSURANCE PREMIUMS

No article shall be kept in the Premises which is prohibited by any insurance policy against the Building. If anything is done in the Building which increased the insurance with respect to the Building, the Tenant shall pay any such increase in premium. In determining whether increased premiums result from the use of the Premises, a schedule issued by the Landlord's insurer shall be final and binding.

6.6.     CANCELLATION OF INSURANCE

If any insurance policy upon the Building or any part thereof shall be cancelled or threatened to be cancelled or the coverage thereunder reduced by reason of the use of the Premises, and if the Tenant fails to remedy such condition within 48 hours after notice, the Landlord may, at its option, at the Tenant's cost, either:

(a) re-enter the Premises forthwith; or

(b) enter upon the Premises and remedy the condition giving rise to such cancellation, threatened cancellation or reduction.

The Landlord shall not be liable for any damage or injury caused to any property located on the Premises as a result of any such entry,

                                    ARTICLE 7

7.       ASSIGNMENT AND SUBLETTING

7.1.     TRANSFERS

The Tenant shall not permit any Transfer without the prior written consent of the Landlord, which consent shall not be unreasonably withheld, but shall be subject to the Landlord's rights under Section 7.2. Notwithstanding any statutory provision to the contrary, the Landlord may take into account the following factors in deciding whether to grant or withhold its consent:

(a) whether such Transfer is breach of any covenants or restrictions made or granted by the Landlord;

(b) whether in the Landlord's opinion, the financial background, business history and capability of the proposed Transferee is satisfactory; and

(c)  if the Transfer is to an existing tenant of the Landlord.

Consent by the Landlord to any Transfer if granted shall not constitute a waiver of the necessity for such consent to any subsequent Transfer. This prohibition against Transfer shall include a prohibition against any Transfer by operation of law and no Transfer shall take place by reason of the failure of the Landlord to give notice as required by Section 7.2.

7.2.     LANDLORD'S RIGHT TO TERMINATE

If the Tenant intends to effect a Transfer, the Tenant shall give written notice to the Landlord specifying the identity of the proposed Transferee and provide such financial, business or other information relating to the Transferee and its principals as the Landlord requires, together with copies of any Transfer documents. The Landlord shall, within 30 days after having received such notice and all requested information, notify the Tenant either that:

(a) it consents or does not consent to the Transfer; or

(b) it elects to cancel this lease as to the whole or part, as the case may be, of the Premises affected by the proposed Transfer, in preference to giving such consent.

If the Landlord elects to terminate this lease, it shall stipulate in its notice the termination date, which date shall be no less than 30 days nor more than 90 days following the giving of such notice of termination. If the Landlord elects to cancel this lease, the Tenant may notify the Landlord within 10 days thereafter of the Tenant's intention either to refrain from such Transfer or to accept the cancellation. If the Tenant fails to deliver such notice within such period of 10 days or notifies the Landlord that it accepts the Landlord's termination, this lease will as to the whole or affected part of the Premises, as the case may be, be terminated on the date of termination stipulated by the Landlord in its notice. If the Tenant advises the Landlord it intends to refrain from such Transfer, then the Landlord's election to terminate this lease shall become void in such instance.

7.3.     CONDITIONS OF TRANSFER

(a) Any consent by the Landlord shall be subject to the Tenant and Transferee executing an agreement with the Landlord agreeing that the Transferee will be bound by all of the terms of this lease as if such Transferee had originally executed this lease as tenant.

(b) Notwithstanding any Transfer, the Tenant shall be jointly and severally liable with the Transferee under this lease and shall not be released from performing any of the terms of this lease.

(c) If the net rent and additional rent to be paid by the Transferee exceeds the Net Rent and Additional Rent, such excess shall be paid to the Landlord. If the Tenant receives from any Transferee, either directly or indirectly, any consideration other than rent or additional rent for such Transfer, the Tenant shall forthwith pay to the Landlord such consideration.

(d) The Tenant will pay all legal costs and the Landlord's administration fee to review or prepare any Transfer documents.

(e) The Landlord's consent to any Transfer shall be subject to the condition that if the net rent and additional rent payable by the Transferee shall not be less than the Net Rent and Additional Rent payable by the Tenant under this lease as at the effective date of the Transfer.

7.4.     CHANGE OF CONTROL

If the Tenant is at any time a corporation or partnership, any actual or proposed Change of Control in such corporation or partnership shall be deemed to be a Transfer and subject to all of the provisions of this Article 7. The Tenant shall make available to the Landlord or its representatives all of its corporate or partnership records, as the case may be, for inspection at all reasonable times, in order to ascertain whether there has been any Change of Control.

7.5.     NO ADVERTISING

The Tenant shall not advertise or permit to be advertised that the Premises are available for Transfer unless the complete text of any such advertisement is first approved in writing by the Landlord. No such advertisement shall contain any reference to the rental rate of the Premises.

7.6.     ASSIGNMENT BY THE LANDLORD

The Landlord shall have the unrestricted right to sell, lease, convey or otherwise dispose of the Property or any part thereof and this lease, including the right to mortgage this lease. To the extent that the purchaser or assignee from the Landlord assumes the obligations of the Landlord under this lease, the Landlord shall thereupon and without further agreement be released of all liability under this lease.

7.7.     PERMITTED TRANSFERS

Notwithstanding anything contained in Article 7 of this lease to the contrary, the Tenant shall be entitled to Transfer this lease without the consent of the Landlord to any affiliated body corporate of the Tenant (as that term is defined by the Ontario Business Corporations Act, R.S.O. 1990, as amended or replaced), the foregoing to be referred to as a "Permitted Transferee". The Tenant shall provide prior written notice to the Landlord of its intent to effect such a Transfer and shall provide the Landlord with the name(s) of the Permitted Transferee as well as the proposed effective date of such Transfer and any such Transfer shall otherwise be in accordance with Article 7. For greater certainty, the parties acknowledge and agree that the Landlord shall have no right to terminate the lease upon Transfer to a Permitted Transferee.


                                    ARTICLE 8

8.       DAMAGE, DESTRUCTION AND EXPROPRIATION

8. 1.    LANDLORD'S OPTION

If the Premises are at any time damaged or destroyed as a result of fire or other perils in respect of which the Landlord is required to insure against, and if as a result of such occurrences:

(a) 50% or more of the Premises are rendered wholly unfit for occupancy;

(b) the cost of repairing or rebuilding the Premises exceeds 25% or more of the replacement cost thereof; and

(c) in the opinion of the Architect the Premises cannot be repaired with reasonable diligence within 180 days of the happening of such damage or destruction.

Then, in each case, the Landlord may, at its option and upon notice to the Tenant, terminate this lease. In such event, this lease shall terminate as of the date of such damage or destruction and the Rent shall be apportioned and paid in full to the date of termination. The Tenant will execute whatever documents may be required by the Landlord in order that all proceeds of insurance relating to the Leasehold Improvements shall be released to the Landlord.

If in the opinion of the Architect, to be rendered within 30 days of the happening of the damage or destruction, such damage or destruction to the Premises cannot be repaired with reasonable diligence within 365 days of occurrence, then either the Landlord or the Tenant may terminate this lease on notice to the other. In such event, this lease shall terminate as of the date of such damage or destruction and the Rent shall be apportioned and paid in full to the date of termination. The Tenant will execute whatever documents may be required by the Landlord in order that all proceeds of insurance relating to the Leasehold Improvements shall be released to the Landlord.

8.2.     DAMAGE TO PREMISES

If the  Landlord  does not elect to  terminate  this  lease in  accordance  with
Section 8.1, then the Landlord shall commence with all reasonable diligence to repair the Premises to the extent only of its obligations under this lease and exclusive of any work performed in and to the Premises by or on behalf of the Tenant (the "Landlord's Work of Reconstruction"). The Tenant will be entitled to receive all proceeds of insurance which has been taken out by the Tenant relating to the Leasehold Improvements provided the Tenant shall commence will all reasonable diligence to repair and/or replace same and all such work shall be conducted in accordance with Article 4 of this lease. In the event that the cost of the repair and/or replacement of the Leasehold Improvements exceeds the amount of insurance proceeds, the Tenant shall bear the cost of such excess. In the event that the cost of repair and/or replacement is less than the amount of insurance proceeds received by the Tenant, the amount of such excess shall forthwith be paid to the Landlord.

From the date of the happening of such damage or destruction and until the completion of the Landlord's Work of Reconstruction, the Net Rent shall abate:

     (a) in its entirety if, in the opinion of the Architect, the Premises are rendered wholly untenantable; or

     (b) proportionately (to the portion of the Premises rendered untenantable), if in the opinion of the Architect, the Premises are rendered untenantable only in part, subject, in either case, to the extent of the insurance proceeds actually received by the Landlord.

8.3.     LANDLORD'S PLANS

If the Landlord elects to repair the Premises, the Landlord shall be entitled to use plans and specifications and working drawings in connection therewith other than, but similar to those used in the original construction of the Premises.

8.4.     ARCHITECT'S CERTIFICATE

The decision of the Architect as to:

         (a)      the time within which the Premises can or cannot be repaired;

         (b)      the extent of the damage or destruction to the Premises;

         (c)      the cost of repairing the Premises; and

         (d) the date on which the Landlord's Work of Reconstruction is completed, shall, in each case, be final and binding upon the parties hereto.

                                    ARTICLE 9

9.       DEFAULT

DEFAULT AND REMEDIES

If and whenever:

     (a) any Net Rent is in arrears whether or not any demand for payment has been made by the Landlord;

     (b) any Additional Rent is in arrears and is not paid within 5 days after written demand by the Landlord;

     (c) the Tenant has breached any of its obligations in this lease (other than the payment of Rent) and the Tenant fails to remedy such breach within 15 days of written notice of such breach by the Landlord to the Tenant (or such shorter period as may be provided in this lease) or if such breach cannot reasonably be remedied within 15 days of notice as aforesaid or such shorter period, the Tenant fails to commence to remedy and thereafter proceed diligently to remedy such breach, in each case after notice in writing from the Landlord;

     (d) the Tenant or any Indemnifier becomes bankrupt or insolvent or takes the benefit of any statute for bankrupt or insolvent debtors or makes any proposal, assignment or arrangement with its creditors, or any steps are taken or proceedings commenced by any Person for the dissolution, winding-up or other termination of the Tenant's existence or the liquidation of its assets;

     (e) a trustee, receiver, receiver/manager or like Person is appointed with respect to the business or assets of the Tenant or any Indemnifier;

     (f) the Tenant makes a sale in bulk of all or a substantial portion of its assets other than in conjunction with a Transfer approved by the Landlord;

     (g) this lease or any of the Tenant's assets are taken under a writ of execution;

     (h) the Tenant purports to make a Transfer not in compliance with this lease;

     (i) the Tenant abandons or attempts to abandon the Premises or disposes of its goods so that there would not after such disposal be sufficient goods of the Tenant on the Premises subject to distress to satisfy Rent for at least 3 months, or the Premises become vacant and unoccupied for a period of 5 consecutive days or more without the consent of the Landlord; or

     (j) any of the Landlord's policies of insurance with respect to the Building or any part thereof are actually or threatened to be cancelled or adversely changed as a result of any use or occupancy of the Premises;

then without prejudice to any other rights which it has pursuant to this lease or at law, the Landlord shall have the following rights and remedies, which are cumulative and not alternative:

     (i) to terminate this lease;
     (ii) to enter the Premises as agent of the Tenant and to relet the Premises for whatever term, and on such terms as the Landlord in its discretion may determine and to receive the Rent therefor and as agent of the Tenant to take possession of any property of the Tenant on the Premises, to store such property at the expense and risk of the Tenant or to sell or otherwise dispose of such property in such manner as the Landlord may see fit without notice to the Tenant;
     (iii) to remedy or attempt to remedy any default of the Tenant under this lease for the account of the Tenant and to enter upon the Premises for such purposes;
     (iv) to recover from the Tenant all damages and expenses incurred by the Landlord as a result of any breach by the Tenant including, if the Landlord terminates this lease, any deficiency between those amounts which would have been payable by the Tenant for the portion of the Term following such termination and the net amounts actually received by the Landlord during such period of time with respect to the Premises; and
     (v) to recover from the Tenant the full amount of the current month's Rent together with the next 3 months' instalments of Rent; all of which shall accrue on a day-to-day basis and shall immediately become due and payable as accelerated Rent.

9.2.     DISTRESS

Notwithstanding any provision of this lease or any provision of applicable legislation, none of the goods of the Tenant on the Premises at any time during the Term shall be exempt from levy by distress for Rent in arrears, and the Tenant waives any such exemption. If the Landlord makes any claim against the goods and chattels of the Tenant by way of distress, this provision may be pleaded as an estoppel against the Tenant in any action brought to test the right of the Landlord to levy such distress.

9.3.     COSTS

The Tenant shall pay to the Landlord on demand all costs incurred by the Landlord, including lawyers' fees, on a solicitor/client basis, incurred by the Landlord in enforcing any of the obligations of the Tenant under this lease.

9.4.     ALLOCATION OF PAYMENTS

The Landlord may at its option apply sums received from the Tenant against any amounts due and payable by the Tenant under this lease in such manner as the Landlord sees fit.

9.5.     SURVIVAL OF OBLIGATIONS

All obligations of the Tenant under this lease which remain unfulfilled at the determination of this lease and the Landlord's rights in respect of any failure by the Tenant to perform any of its obligations under this lease shall survive and remain in full force and effect notwithstanding the expiration or earlier termination of the Term.

9.6.     ADDITIONAL RENT DEEMED RENT

All Additional Rent shall be deemed to be rent and the Landlord shall have all rights against the Tenant for default in the payment of Additional Rent as for default in the payment of Net Rent, except as otherwise herein provided.

9.7.     LANDLORD'S RIGHT TO PERFORM

In addition to all other remedies the Landlord may have by this lease, at law or in equity, if the Tenant does not perform any of its obligations hereunder, the Landlord may, at its option, but without any obligation, perform any of such obligations of the Tenant, after 5 days' notice to the Tenant or in the event of an emergency, without notice, and in such event, the cost of performing any of such obligations, plus an administrative charge of 15% of such cost, shall be payable by the Tenant to the Landlord forthwith on demand.

                                   ARTICLE 10

10.   STATUS STATEMENT; ATTORNMENT AND SUBORDINATION

10.1. STATUS STATEMENT

Within 10 days after written request by the Landlord, the Tenant shall deliver to the Landlord, in a form supplied by the Landlord, a certificate as to the status of this lease, the amount of Rent then being paid and the dates to which it has been paid and any other matters pertaining to this lease as to which the Landlord shall request such certificate.

10.2.    SUBORDINATION

This lease and all rights of the Tenant shall be subject and subordinate to any and all Mortgages from time to time in existence against the Property or any part thereof. On request, the Tenant shall subordinate this lease and its rights under the lease to any and all Mortgages and to all advances made under such Mortgages. The form of such subordination shall be made as required by the Landlord or any Mortgagee.

At the Tenant's request and sole cost and expense, the Landlord shall use commercially reasonable efforts to obtain an agreement from any Mortgagee agreeing to allow the Tenant to remain in quiet possession of the Premises so long as the Tenant is not in default under the terms of this lease.

10.3.    ATTORNMENT

The Tenant shall promptly on request attorn to any Mortgagee, or to the registered owners of the Property, or the lessee under any lease of all or substantially all of the Property made by the Landlord or otherwise affecting the Property, or the purchaser on any foreclosure or sale under proceedings taken under any Mortgage, and shall recognize such Mortgagee, owner, lessee or purchaser as the Landlord under this lease.

10.4.    EXECUTION OF DOCUMENTS

The Tenant irrevocably constitutes the Landlord the agent and attorney of the Tenant for the purposes of executing any agreement, certificate, attornment or subordination required by this lease and for registering postponements in favour of any Mortgagee if the Tenant fails to execute such documents within 10 days after request by the Landlord.

                                   ARTICLE 11

11. GENERAL PROVISIONS

11.1. QUIET ENJOYMENT

If the Tenant pays Rent and fully observes and performs all of its obligations under this lease, the Tenant shall, subject to the provisions of this lease, be entitled to peaceful and quiet enjoyment of the Premises for the Term without interruption or interference by the Landlord or any Person claiming through the Landlord.

11.2.    RULES AND REGULATIONS

The Tenant shall comply with all Rules and Regulations, and amendments to them, adopted by the Landlord from time to time including those set out in Schedule "B", so long as such Rules and Regulations arc not inconsistent with and do not contradict this lease. The Rules and Regulations may differentiate between different types of businesses in or other tenants or users of the Building and the Landlord shall not be responsible to the Tenant for any non-observance of such Rules or Regulations by any other tenant of the Building.

11.3.    DELAY

Except as expressly provided in this lease, whenever the Landlord or Tenant is delayed in the fulfilment of any obligation under this lease, other than the payment of Rent, by an unavoidable occurrence which is not the fault of the party delayed in performing such obligation, then the time for fulfilment of such obligation shall be extended during the period in which such circumstances operate to delay the fulfilment of such obligation.

11.4.    OVERHOLDING

If the Tenant remains in possession of the Premises without the Landlord's consent after the end of the Term, there shall be no tacit renewal of this lease or the Term, and the Tenant shall be deemed to be occupying the Premises as a Tenant from month to month at a monthly net rent equal to twice the monthly amount of Net Rent payable during the last month of the Term, and otherwise upon the same terms as set out in this lease, if applicable to a monthly tenancy. If the Landlord and the Tenant execute an agreement whereby the Term of this lease is extended ("Agreement"), the over holding rent paid by the Tenant according to this Section 11.4 from the expiry date of this lease until the date the Agreement is executed shall be credited toward the rent to be paid by the Tenant pursuant to the Agreement.

11.5.    WAIVER

If either the Landlord or Tenant excuses or condones any default by the other of any obligation under this lease, this shall not be a waiver of such obligation in respect of any continuing or subsequent default and no such waiver shall be implied.

11.6.    REGISTRATION

Neither the Tenant nor anyone claiming under the Tenant shall register this lease or any Transfer without the prior written consent of the Landlord. If the Tenant or any permitted Transferee wishes to register a document, then the Landlord shall at the request and expense of the Tenant execute a notice lease in such form as approved by the Landlord and without disclosure of any terms which the Landlord does not desire to have disclosed. If the Lands comprise more than one parcel of land, the Landlord may direct the Tenant or Transferee as to the parcel or parcels against which registration may be effected.

11.7.    NOTICES

Any notice, consent or other instrument which may be or is required to be given under this lease shall be in writing and shall be delivered in person or sent by registered mail postage prepaid addressed, if to the Landlord, at 10 Carlson Court, Suite 500, Etobicoke, Ontario, M9W 6L2; and if to the Tenant, at the Premises. Any such notice or other instrument shall be deemed to have been given and received on the day upon which personal delivery is made or, if mailed, 3 business days following the date of mailing. Either party may give notice to the other of any change of address and, after the giving of such notice, the address so specified shall be used for the giving of notices. If postal service is interrupted or substantially delayed, all notices or other instruments shall be delivered in person.

11.8.    SUCCESSORS & ASSIGNS

The rights and liabilities created by this lease extend to and bind the successors and assigns of the Landlord and the permitted successors and assigns of the Tenant. No rights, however, shall enure to the benefit of any Transferee unless the provisions of Article 7 are complied with.

11.9.    JOINT AND SEVERAL LIABILITY

If there is at any time more than one Tenant of more than one Person constituting the Tenant, their covenants shall be considered to be joint and several and shall apply to each and every one of them. If the Tenant is or becomes a partnership, each Person who is a member, or shall become a member, of such partnership or its successors shall be and continue to be jointly and severally liable for the performance of all covenants of the Tenant pursuant to this lease, whether or not such Person ceases to be a member of such partnership or its successor.

11.10.   CONSENT
Whenever in this lease the consent or approval of the Landlord is required, such consent or approval will not be unreasonably withheld or delayed unless specifically stated to the contrary.

11.11.   SIGNS

The Tenant will not paint, fix, display, or cause to be painted, fixed or displayed, any sign, picture, advertisement notice, lettering or decoration on any part of the exterior of the Premises, except with the written permission of the Landlord, consistent with the Landlord's sign criteria. The Tenant shall cause any signs erected on any part of the exterior or the interior of the Premises to be installed: (i) in compliance with all requirements of all governmental authorities having jurisdiction with respect thereto; (ii) at the sole cost of the Tenant; (iii) in a good and workmanlike manner; and (iv) in accordance with plans and specifications that comply with the Landlord's reasonable regulations. The sign shall be maintained by the Tenant at its sole cost and expense and the Tenant shall pay for any electricity consumed by such sign.

At the expiration or earlier termination of the Term, the Tenant shall remove any such signs or other advertising material, as aforesaid, from the Premises at the Tenant's expense and shall promptly repair all damage caused by any such installation or removal.

11.12.   ACCORD AND SATISFACTION

No payment by the Tenant or receipt by the Landlord of a lesser amount than the monthly Rent herein stipulated shall be deemed to be other than on account of the earliest stipulated rent, nor shall any endorsement or statement on any cheque or any letter accompanying any cheque or payment as rent be deemed an accord and satisfaction, and the Landlord may accept such cheque or payment without prejudice to the Landlord's right to recover the balance of such rent or pursue any other remedy provided for in this lease.

11.13.   OCCUPANCY PERMIT

The Tenant shall, at its own cost, be responsible to apply to the City in which the Lands are located for an Occupancy Permit, upon possession of the Premises, if required by such City.

11.14.   SCHEDULES

The parties agree that Schedules "A", "B" and "C" annexed hereto form part of this Lease and any provisions thereof shall be enforceable in the same manner as the provisions of this Lease.

11.15.   ENTIRE AGREEMENT

This lease and the schedules and riders, if any, attached set forth the entire agreement between the Landlord and Tenant concerning the Premises. There are no agreements or understandings between them other than as set out in this lease. This lease and its schedules and riders, if any, may not be modified except by agreement in writing executed by the Landlord and Tenant.

IN WITNESS WHEREOF the Landlord and Tenant have signed this lease.

The Landlord:

PENREAL PROPERTY FUND LTD.

Per:  /s/Gary Usling
(Authorized  signatory)

Per:  /s/Francis Navaratnam
(Authorized  signatory)    c/s

The Tenant:

SAVILLE SYSTEMS CANADA, LTD.

Per:  /s/Christopher A. Hanson
(Authorized Signatory)

Per:  /s/C. Jane Lewchuk
(Authorized Signatory)     c/s

                                   SCHEDULE'A'

                         LEGAL DESCRIPTION AND SITE PLAN

The Tenant  acknowledges that the purpose of this Schedule is solely to show the
approximate   location  of  the  Premises  and  it  is  not  intended  to  be  a representation or warranty as to the exact location thereof.

LEGAL DESCRIPTION

     Lots 12 and 13 and parts of Lots 10 and 11 Registered Plan 65M-2326 Town of Markham, Regional Municipality of York.

                                  SCHEDULE "B"

                              RULES AND REGULATIONS

1. The Tenant shall not do or permit anything to be done in the Premises, or bring or keep anything therein which will in any way increase the risk of fire or the rate of fire insurance on the Premises or on property kept therein, or obstruct or interfere with the rights of other tenants or in any way injure or annoy them, or violate or act at variance with the laws relating to fires or with the regulations of the Fire Department or any governmental authority, or with any insurance upon the Premises, or violate or act in conflict with any statutes, rules and ordinances governing health standards or with any other statute or municipal bylaw.

2. No inflammable oils or other inflammable, dangerous or explosive materials save those approved in writing by the Landlord's insurers shall be kept or permitted to be kept in the Premises.

3. The Tenant shall not place or maintain any supplies, inventory, equipment or other articles or things of any kind whatsoever anywhere exterior to the Building and shall not use any portion of the Lands for outside storage save and except for the diesel generator required for the back-up electrical system for the data centre portion of the Premises. The installation and maintenance of the diesel generator must be in compliance with all applicable governmental laws, by-laws and regulations and must be approved by the Landlord.

4. The Tenant shall not allow any accumulation of debris, garbage, trash or refuse either in or outside of the Premises or Building or on the Lands and all of same shall be kept in appropriate vermin-proof containers until removed. All garbage, trash, rubbish and refuse shall be removed by the Tenant at its expense on a regular basis. If the Tenant uses perishable articles or generates wet garbage, the Tenant shall provide refrigerated storage facilities suitable to the Landlord.

5. The Tenant shall maintain the Premises free of insects, rodents, vermin and other pests and shall, if required at any time by the Landlord, take out and maintain at its expense an appropriate pest and vermin control contract with respect to the Premises with a person or corporation duly qualified to perform such services.

6. The Tenant shall not cause or permit: any waste or damage to the Premises; any overloading of the floors or the utility, electrical or mechanical facilities of the Building; any nuisance in the Premises; or any use or manner of use causing a hazard.

7. Except for the proper use of blinds and drapes, the Tenant shall not cover, obstruct or affix any object or material to any of the skylights or windows of the Premises which will either reflect or admit light into any part of the Building including, but without limitation, the application of solar films. The Landlord acknowledges that, as part of its Initial Leasehold Improvements, the Tenant will be constructing a structure within the existing structure of the Premises and, as such, the skylights or windows existing in the Premises as of the date of this lease may be obscured.

8. The Tenant shall not use or permit the use of any objectionable advertising medium such as, but without limitation, loudspeakers, phonographs, public address systems, sound amplifiers, radio broadcast or television apparatus on the Premises which is in any manner audible or visible outside of the Building.

9. Subject to the Tenant's right to use the diesel generator in the case of power failure, the Tenant shall not permit or allow any odours, vapour, steam, water, vibrations, noises or other undesirable effects to emanate from the Premises or any equipment or any installation in the Premises which in the Landlord's reasonable opinion are objectionable or cause any interference with the safety, comfort or convenience of the Building to the Landlord or the occupants or tenants thereof or their agents, servants, invitees or employees.

10. Subject to the Tenant's right to mount a microwave antenna as part of its Initial Leasehold Improvements approved by the Landlord, the Tenant shall not mount or place an antenna of any nature on the exterior of the Building or on the Lands.

11. Subject to the Tenant's approved construction plans for its Initial Leasehold Improvements, which include proposed coring for drainage, the Tenant shall not deface or mark any part of the Building and shall not make unreasonable use of nails, spikes, hooks or screws in the walls, floors, ceilings or woodwork of any part of the Building or bore, drill or cut into the walls, floors, ceilings or woodwork of any part of the Building in any manner.

12. If the Tenant requires telegraphic or telephonic connections the Landlord, in its discretion, may direct the electricians as to where and how wires are to be introduced into the Building. Subject to the Tenant's approved construction plans for its Initial Leasehold Improvements, which include the relocation of gas and water lines, no gas pipes or electric wiring will be permitted which has not been ordered or authorized by the Landlord.

13. The water closets and other apparatus shall not be used for any purpose other than those for which they were intended and no sweepings, rubbish, rags, ashes or other substances shall be thrown into them. Any damage resulting from misuse shall be borne by the Tenant.

14. No-one shall use the Premises for sleeping apartments or residential purposes or for the storage of personal effects or articles other than those required for business purposes.

15. No cooking or heating of foods or liquids (other than the heating of water or coffee in coffee makers or kettles or the heating of food in a microwave oven) shall be permitted in the Premises without the written consent of the Landlord.

16. No animals or birds shall be brought into any part of the Building without the consent of the Landlord.

17. When required by any governmental authority having jurisdiction the Tenant will provide facilities or accommodation for garbage and waste and its disposal and pick up in accordance with such requirements.

18. The Tenant shall have the right to use designated portions of the parking areas on the Lands for the parking of passenger vehicles. Such parking areas shall be used only for the parking of passenger vehicles and no part of the parking areas, driveway, shipping areas or other parts of the Lands except as designated by the Landlord, shall be used for the storage, repair and washing of trucks, trailers, vans or similar vehicles. The Landlord shall have no obligation to supervise police and control the use of the parking areas and, if any portion of the parking areas has been designated for the Tenant's use. The Tenant shall not park any vehicle or permit any vehicle to be parked overnight at the Premises unless the occupant of the vehicle is working in the Premises overnight.

19. All tenants must observe strict care not to allow their windows or doors to remain open so as to admit rain or snow or so as to interfere with the heating of the Building. Any injury or damage caused to the Building or its appointments, furnishing heating and other appliances or to any other tenant by reason of windows or doors being left open so as to admit rain or snow or by interferences with or neglect of the heating appliances or by reason of the tenant or other person or servant, subject to it, shall be made good by the tenant in whose premises the neglect, interference or misconduct occurred.

                                  SCHEDULE "C"

                               SPECIAL PROVISIONS

Expansion Space

Provided the Tenant has not been in habitual default and is not then in default under the terms of the lease and Saville Systems Canada, Ltd. is the Tenant and is itself in occupation of and conducting business in the whole of the Premises then, during the Term of the lease (including any extensions or renewals thereof) if any space in the Building becomes available for re-leasing from the Landlord ("Expansion Space"), the Landlord shall so notify the Tenant and the Tenant shall have 5 days from receipt of such notice within which to confirm in writing to the Landlord that it elects to exercise its right to lease the Expansion Space. If the Tenant exercises its right hereunder it will have 15 days from the date of exercise within which to enter into a lease with the Landlord on the Landlord's standard form of net industrial lease in effect for the Building to confirm the terms of the leasing of the Expansion Space on terms and conditions which are acceptable to both the Landlord and the Tenant, both parties acting reasonably. If the Tenant fails to exercise its right within the stipulated 5 day period, this option to lease Expansion Space shall be null and void and of no further force or effect.

Protective Covenant

Provided the Tenant is not in default under the terms of the lease and Saville Systems Canada, Ltd. is the Tenant and is itself in occupation of and conducting business in the whole of the Premises, then the Landlord agrees that it shall ensure the integrity of the future business uses are restricted to the class and use of the tenant base existing as at the Commencement Date. In any event, the Landlord shall not lease space adjacent to the Premises to a tenant whose business includes heavy use of machinery which could be expected to produce excessive vibration or businesses which use explosive or corrosive chemical products.

Option to Extend

Provided:

     1 . the Tenant is not then and has not been in default under the terms of the lease;

     2. Saville Systems Canada, Ltd. is the Tenant and is itself in occupation of and conducting business in the whole of the Premises;

     3. the Tenant has provided written notice to the Landlord no later than 6 months prior to the expiry of the initial Term of its intention to exercise the within option to extend,

then the Tenant shall have a one time only option to extend the initial Term of the lease for a further period of 5 years, such extension to begin upon the expiration of the initial Term and the lease, and all of its terms shall continue in force during such extension except that:

     (a) the Tenant shall not be entitled to any further rent-free period, Landlord's work, or financial inducement;

     (b) the Tenant shall not have any further option to extend the Term following the exercise, if any, of the foregoing option to extend; and

     (c) during the extension, the Tenant shall pay a net rent to be agreed upon by the Landlord and the Tenant prior to the commencement of such extension, based on the fair market rental rate for comparable premises, calculated in a comparable manner on a comparable net lease basis for comparable buildings in the vicinity of the Building. In the event that such rental rate has not been agreed upon by the parties 3 months prior to the commencement of the extension then the net rental rate shall be determined by arbitration under the Arbitration Act, 1991 of Ontario, as amended or replaced.

Failing written notification to the Landlord in accordance with paragraph 3 above, the foregoing option to extend shall be null and void.

The Landlord may require the Tenant to execute a lease amending agreement or, at its option, its then standard net industrial lease in effect for the Building, in order to confirm the terms of the foregoing option to extend.

Corporate Identification

The Tenant shall, at its own cost and expense, have the right to install its sign graphics on the west wall of the Premises provided that such sign conforms to all applicable governmental laws, by-laws, rules and regulations and the Landlord's sign criteria for the Building.